                               WARRANT AGREEMENT



         This Warrant agreement (this  "Agreement") is made as of April 23, 1998
by  and  between  Hansen  Natural  Corporation,   a  Delaware  corporation  (the
"Company"), and Rick Dees (the "Holder").

Preliminary Recitals

         A Rick Dees is an international radio personality and talk show host and has been appointed to be an endorser of and a spokesman for the products of the Hansen Beverage Company, ("HBC"), the Company's wholly-owned subsidiary (the "Products"), pursuant to a certain written letter agreement entered into between the Hansen Beverage Company and the Holder (the "Representation Agreement").

         B. As compensation to the Holder for the services to be rendered by him for and on behalf of the Company and to actively represent, promote and develop the Hansen's brand and products over the period of the Agreement, the Company desires to grant to the Holder a warrant to purchase up to 150,000 shares of common stock, par value $.005 per share, of the Company ("Common Stock"), on the terms and subject to the conditions set forth below.

         NOW, THEREFORE, the Company and Holder agree as follows:

         1. Grant of Warrant The Company hereby grants to Holder a warrant to purchase up to 150,000 shares of Common Stock at a purchase price of $2.50 per share.

         2. Exercise Period The Warrant shall be exercisable during the period (the "Exercise Period") commencing on the respective dates provided for in
Section 3 below and expiring on the earlier to occur of:

               (x) one (1) year  after  the  expiration  or  termination  of the
                   Representation Agreement and

               (y) December 14, 2000.

         3.       Exercise of Warrant

         (a) Subject to the other terms of this Agreement regarding the exercisability of the Warrant, the Warrant may be exercised during the Exercise Period in respect of the number of shares of Common Stock listed in Column A from and after the exercise dates listed opposite such number in Column B:
                           A                                  B
                  Number of Shares          Exercise Date

                           8,333                     July 15, 1998
                           8,333                     August 15, 1998
                           8,333                     September 15, 1998
                           8,333                     October 15, 1998
                           8,333                     November 15, 1998
                           8,333                     December 15, 1998
                           8,333                     January 15, 1999
                           8,333                     February 15, 1999
                           8,333                     March 15, 1999
                           8,333                     April 15, 1999
                           8,333                     May, 15, 1999
                           8,333                     June 15, 1999
                           8,333                     July 15, 1999
                           8,333                     August 15, 1999
                           8,333                     September 15, 1999
                           8,333                     October 15, 1999
                           8,333                     November 15, 1999
                           8,339                     December 15, 1999

         (b) The Warrant vesting schedule set forth in paragraph (a) above shall in respect of each exercise date be subject to the Holder having actively promoted the Hansen's brand and products up to and including that date in accordance with the Representation Agreement.

         (c) This Warrant may be exercised, to the extent exercisable by its terms, from time to time, in whole or in part, at any time prior to the expiration thereof. Any exercise shall be accompanied by written notice to the Company specifying the number of shares as to which this Warrant is being exercised, in the form attached to the Warrant Certificate. Notations of any partial exercise or installment exercise, shall be made by the Company and attached as a schedule hereto.

         (d) The Company shall issue the Warrant Certificate or certificates evidencing the Warrant Shares within fifteen (15) days after receipt of such notice and payment as hereinafter provided.

         4. Payment of Purchase Price Upon Exercise. At the time of any exercise of the Warrant the purchase price for the Warrant Shares shall be paid in full to the Company in either or any combination of the following ways:

         (a)      by check or other immediately available funds; or
         (b) with property consisting of shares of Common Stock or by relinquishing a portion of the Warrant that is at that time exercisable, equal in value (determined as set forth below) to the exercise price for the Warrant Shares then purchased. The shares of Common Stock or the portion of the Warrant that Holder relinquishes shall be valued as of the date of exercise of the Warrant by the Holder, at the closing price, in the case of consideration consisting of shares, or at the excess of the closing price over $2.50 multiplied by number of shares subject to that portion of the Warrant that is being relinquished, in the case of a portion of the Warrant being relinquished. For example, if a Holder exercises the Warrant for 300 shares for a total exercise price of $750.00 and the closing price is $5.00, the Holder may pay for the 300 Warrant Shares by delivering 150 shares of Common Stock to the Company or by relinquishing his right to exercise the Warrant for an additional 300 shares that are subject to the Warrant and are then exercisable.

                  For the purpose of this Agreement, the term "closing price" means, with respect to the Company's Common Stock, the last sale price regular way or, in case no such sales take place on such date, the average of the closing and asked prices regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading; or if the Common Stock is not then listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the consolidated transaction reporting system of the National Association of Securities Dealers Inc. ("NASD"), if such last sale information is reported on such system or, if not so reported, the average of the closing bid and asked prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the securities are not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

         5. Purchase for Investment; Resale Restrictions. (a) The Holder hereby represents, and each assignee of Holder as a condition to transfer shall represent, that he is acquiring or will acquire the Warrant and the Warrant Shares for his own account, for investment only with no present intention of distributing or reselling such securities or any part thereof. Unless at the time of the acquisition of the Warrant or the exercise of the Warrant, as the case may be, there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act 1933 ("1933 Act") and appropriate qualification and registration under applicable state securities laws relating to the Warrant or the Warrant Shares, as the case may be, the Holder shall, prior to the assignment of the Warrant or upon exercise of the Warrant or any portion thereof, as the case may be, give a representation that he is acquiring such Warrant or Warrant Shares, as the case may be, for his own account, only for investment and not with the view to the resale or distribution of any of such securities. In the absence of such registration statement, the Holder shall execute a written affirmation, in form reasonably satisfactory to the Company, of such investment intent. The Holder further agrees that he will not sell or transfer the Warrant or any Warrant Shares, as the case may be, until he requests and receives an opinion from the Company's counsel, or other counsel reasonably satisfactory to the Company, to the effect that such proposed sale or transfer will not result in a violation of the 1933 Act or a registration statement covering the sale or transfer of the Warrant or Warrant Shares, as the case may be, has been declared effective by the Securities and Exchange Commission ("SEC"), or he obtains a no action letter from the SEC with respect to the proposed transfer. There shall be stamped on the certificate(s) representing the Warrant or Warrant Shares, as the case may be, an appropriate legend giving notice of the acquisition of such Warrant or Warrant Shares, as the case may be, for investment and the restriction on their transfer by reason thereof.

         6. Adjustments. In the event of any change in the outstanding Common Stock of the Company by reason of any stock recapitalization, merger, consolidation, combination or exchange of shares, the kind of shares subject to the Warrant and/or their purchase price per share and/or the number of shares shall be appropriately adjusted consistent with such change in such manner as the Board of Directors of the Company may deem equitable in their reasonable discretion. In the event of a stock dividend or stock split, the kind of shares, the purchase price per share and number of shares shall be appropriately adjusted, consistent with such change in such manner as the Board of Directors may deem equitable in their reasonable discretion.

         7. No Rights of Stockholder. The Holder shall have no rights as a stockholder with respect to any Warrant Shares prior to the date of purchase thereof and issuance to him of a certificate or certificates for such shares.

         8. No Right to Continue Representation Agreement. This Agreement shall not confer on the Holder or Licensee any rights with respect to continuance of the Representation Agreement nor shall it interfere in any way with the rights of any of the parties to terminate the Representation Agreement at any time.

         9. Compliance With Law and Regulations. This Agreement and the obligation of the Company to sell and deliver the Warrant and the Warrant Shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If, at any time, the Board of Directors of the Company shall determine that (a) the listing, registration or qualification of the Warrant Shares upon any securities exchange or under any state or federal law or (b) the consent or approval of any government regulatory body, is necessary or desirable as a condition to, or in connection with, the offer, sale and issuance of the Warrant Shares, the Warrant shall not be exercised by the Holder in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Company, acting reasonably.
         10. Tax Withholding Requirements. The Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding or other tax requirements applicable to the sale of the Warrant or the issuance and sale of the Warrant Shares prior to the delivery of any Warrant Certificate or Certificates for the Warrant Shares.

         11. Change of Control. Notwithstanding anything herein to the contrary upon the occurrence of a change in control then provided that Holder is not in breach of any of the provisions of the Representation Agreement and the Representation Agreement is of full force and effect at that time, Holder shall have the right to elect to terminate the Representation Agreement and in that event fifty percent (50%) of the remaining shares subject to this Warrant which have not yet vested in the Holder in terms of 3(a) above shall thereupon immediately vest in him and the balance shall fall way and the Exercise Period shall expire one (1) year after the date of such election. Consequently, at any time prior to the expiration of the Exercise Period Holder shall be entitled to exercise this Warrant in respect of that number of Warrant Shares that shall have vested in the Holder prior thereto together with that number of Warrant Shares that shall automatically vest in him upon such termination, in accordance with the provisions of this agreement. In exercising his right to elect to terminate the Representation Agreement in terms of this paragraph, Holder shall be obliged to act reasonably in the circumstances existing at that time. For the purposes of this agreement "change in control" means

                  A. The acquisition of "beneficial ownership" by any person (as defined in rule 13(d) - 3 under the Securities Exchange Act 1934), corporation or other entity other than Hansen or a wholly owned subsidiary of Hansen of forty percent (40%) or more of the outstanding stock,

                  B. the sale or disposition of substantially all of the assets of Hansen.

         12. Fractional Shares. Notwithstanding any other provision of this Agreement, no fractional shares of stock shall be issued upon the exercise of this Warrant and the company shall not be under any obligation to compensate the Holder in any way for such fractional shares.

         13. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         14. Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together will constitute one and the same Agreement.
         15. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not be used in the interpretation hereof.

         16. Successors and Assigns. This Agreement shall be binding upon any and all successors and assigns of the parties.

         17. Amendments. This Agreement may not be modified, amended, altered, or supplemented except upon the execution and delivery of a written agreement executed by Holder and the Company.

         18. Governing Law. This Agreement shall be construed according to the laws of the State of Delaware without giving effect to the conflict of law provisions thereof, and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such state, except where preempted by federal laws.

         19. Notices. Any notice or other required or permitted communication hereunder shall be in writing directed as follows:

                  (a)      If to the Company to:

                           Hansen Natural Corporation
                           2380 Railroad, Suite 650
                           Corona, California  91720
                           Attention, Chairman

                           with copies to:

                           Whitman Breed Abbott & Morgan
                           200 Park Avenue
                           New York, New York  10166
                           Attention, Benjamin M. Polk, Esq.

                  (b)      If to the Holder;

                           c/o Edward White
                           Edward White & Company, LLP
                           21700 Oxnard, Suite 400
                           Woodland Hills, CA 91367

                  All notices shall be deemed duly given and received on the date of actual receipt if delivered in person or by facsimile and on the fifth day next succeeding the date of mailing if sent by U.S. mail.
         20. No Third Party Beneficiaries. The rights, benefits, releases and obligations set forth herein are solely for the benefit of the parties and, except as expressly provided herein, no third party shall have any rights hereunder.

         21. If, at any time prior to the expiration of a period of one (1) year after the date on which this option is exercised by Holder the Company proposes to file a registration statement under the 1933 Act with respect to an offering by the Company for its own account of its shares of common stock (other than a registration statement on Form S4 or S8 (or any substitute form that may be adopted by the SEC) or a registration statement filed in connection with an exchange offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to Holder as soon as practicable (but in no event less than 20 days before the anticipated filing date) and such notice shall offer the Holder the opportunity to register the Warrant and/or the Warrant Shares, as the case may be, provided the Holder requests such registration within 10 days of receipt of such notice (which request shall specify the Warrant and/or number of Warrant Shares intended to be disposed of by Holder and the intended method of distribution thereof) (a "Piggy Back" Registration). The Company shall, or in an underwritten offering shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Warrant and/or the Warrant Shares requested to be included in a Piggy Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein and to permit the sale or other disposition of such Warrant and/or Warrant Shares in accordance with the intended method of distribution thereof as specified by the Holder by written notice given in accordance with the terms hereof. The Company may withdraw a Piggy Back Registration at any time prior to the time it becomes effective. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described above determines, in good faith, that the size of the offering that the Company, the Holder and any other persons intend to make is such that the success of the offering would be adversely affected by the inclusion of the Warrant and/or Warrant Shares requested to be included, then, if securities are being offered for the account of other persons as well as the Company, the securities the Company seeks to include shall have priority however securities sought to be included by any other person (including the Holder) and, with respect to the securities intended to be offered by Holder, the proportion by which the amount of such class of securities intended to be offered by Holder is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons is reduced (it being understood that with respect to the Holder and third parties such reduction may be all of such class of securities). The Holder undertakes to do all such things and sign all such documents and provide all such information as may be required by the Company to prepare the appropriate Registration Statement and Prospectus and which may be reasonably required to facilitate the disposition of the Warrant and/or Warrant Shares.

         22. This Agreement is conditional upon and subject to the Board of Directors of the Company ratifying this Agreement on or before June 20, 1998.

         23. The Company represents and warrants that it is not aware of any existing federal or state law or governmental or regulatory agency requirement that would limit the ability of the Company to issue the Warrants contemplated herein in terms of this Agreement or the Holders ability to exercise such warrants. The Company undertakes to take reasonable steps to ensure that it remains in compliance with any and all such federal and state rules, regulations and laws.

         24. Any disagreement, dispute or claim arising out of or relating to this agreement or the breach or termination hereof shall be settled by arbitration in accordance with the rules of the American Arbitration Association and judgement on the award rendered by the arbitrator may be entered in any court having jurisdiction. The parties agree that in rendering an award the arbitrator shall have no jurisdiction to consider evidence with respect to or to render any award or judgement for punitive or exemplary damages or any other amount awarded for the purposes of imposing a penalty. The parties specifically waive any claims for punitive or exemplary damages or any other amount awarded for the purposes of imposing a penalty, that arise out of or are related to this Agreement or the conduct of the parties in connection with this Agreement. The arbitrator shall have the power to award reasonable attorney's fees.


         IN WITNESS WHEREOF the parties have executed this Agreement as the date first written above.

                          HANSEN NATURAL CORPORATION


                          By:
                          Name: Rodney C. Sacks
                          Title: Chairman and Chief
                          Executive Officer


                          HOLDER


                          By:
                          Name:

RCS-2946.Doc
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


                           HANSEN NATURAL CORPORATION

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

         The Transferability of this Warrant is restricted as set forth in the related Warrant Agreement, a copy of which may be obtained from the Company at its principal office.


No. DIP-_______                                            Up to 150,000 SHARES


                  THIS CERTIFIES THAT for value received Rick Dees (the "Holder") or registered assigns is the owner of a Warrant to purchase during the period expiring no later than 5:00 p.m. New York time on December 14, 2000 (subject to earlier expiration as provided in the Warrant Agreement between the Company and the Holder, the "Warrant Agreement"), the number of fully paid and non-assessable shares of Common Stock, $.005 par value per share, of Hansen Natural Corporation, a Delaware corporation (hereinafter called the "Company"), specified above upon payment of the Warrant Price (as defined below); provided, however, that, as set forth in the Warrant Agreement, the right to purchase the number of shares of the Company's Common Stock set forth above shall vest and become exercisable only in accordance with the schedule set forth in the Warrant Agreement and may in addition be reduced in the circumstances described therein.

                   In addition to the foregoing, as provided in the Warrant Agreement, certain adjustments may be made in the discretion of the Board of Directors of the Company in the number of shares of Common Stock issuable upon exercise of this Warrant in the event of the change in the number of shares of Common Stock of the Company outstanding by reason a stock split, combination of stock or stock dividend in such manner as the Board of Directors may deem equitable.

                  The warrant price per share (hereinafter called the "Warrant Price") shall be $2.50. As provided in the Warrant Agreement, the Warrant Price is payable upon the exercise of this Warrant, either in cash by check or other immediately available funds or in shares of Common Stock or by relinquishing a portion of this Warrant.
                  Upon the exercise of this Warrant, the form of election to purchase attached hereto must be properly completed and executed and surrendered to the Company or its transfer agent. In the event that this Warrant is exercised in respect of fewer than all of such shares, a new Warrant for the remaining number of such shares, substantially in the form hereof, will be issued on such surrender.

                  This Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in the Warrant Agreement. By acceptance of an assignment of this Warrant any assignee agrees and assents to all the terms and provisions of the Warrant Agreement. Reference is hereby made to terms and conditions of the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder, which terms and conditions are incorporated herein by reference. Copies of the Warrant Agreement are on file at the principal office of the Company.

                  The Company shall not be required upon the exercise of this Warrant to issue fractions of shares.

                  This Warrant is transferable at the office of the Company (or of its transfer agent) by the registered holder hereof in person or by attorney duly authorized in writing, but only in the manner and subject to the limitations provided in the Warrant Agreement, and upon surrender of this Warrant and the payment of any transfer taxes. Upon any such transfer, a new Warrant, or new Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock will be issued to the transferee in exchange for this Warrant.

                  This Warrant when surrendered at the office of the Company (or of its transfer agent) by the registered holder hereof, in person or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

                  If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

                  The Holder this Warrant shall not be entitled to any of the rights of a stockholder of the Company prior to the exercise hereof.

                                                    PURCHASE FORM

                                                    Dated _______________, 19__

                  The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment by [check or other immediately available funds totaling $_______] [delivery of shares of Common Stock having a value (as calculated pursuant to paragraph 4(b) of the Warrant Agreement) of [$__________]]
[relinquishing a portion of the within Warrant having a value calculated in accordance with paragraph 4(b) of the Warrant Agreement of $ ___________] (delete inapplicable phrase) in payment of the actual exercise price thereof.

                    INSTRUCTIONS FOR REGISTRATION OF STOCK

Name________________________________________________________
                  (Please typewrite or print in block letters)

Address_____________________________________________________

                  Signature________________________________________________

                                ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name________________________________________________________
                  (Please typewrite or print in block letters)

Address_____________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date________________, 19__

Signature___________________________________________________